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Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

Companhia Brasileira de Distribuição (the “Company”) is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended 2004 (the “Report”).

I, Augusto Marques da Cruz Filho, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        1. the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and
        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Augusto Marques da Cruz Filho
Augusto Marques da Cruz Filho
Chief Executive Officer
September 15, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.